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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 25, 2005

                          WORLD ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

         South Carolina                 0-19599                57-0425114
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  108 Frederick Street, Greenville, South Carolina                29607
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (864) 298-9800

                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION; AND

ITEM 7.01  REGULATION FD DISCLOSURE.

On July 25, 2005, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its first fiscal quarter ended June 30, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

           Exhibit Number      Description of Exhibit
           --------------      ----------------------------------
           99.1                Press release issued July 25, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WORLD ACCEPTANCE CORPORATION
                                               ---------------------------------
                                               (Registrant)

Date:  July 25, 2005
                                               By:  /s/ A. Alexander McLean, III
                                                    ----------------------------
                                                    A. Alexander McLean, III
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit      Description
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99.1         Press Release dated July 25, 2005